Income Taxes (Details Textual) - USD ($) $ in Thousands	1 Months Ended	12 Months Ended
	Dec. 22, 2017	Dec. 31, 2019	Dec. 31, 2018
Income Taxes (Textual)
Corporate tax rate, description	New tax bill was signed into law that reduced the federal income tax rate for corporations from 35% to 21%. The new bill reduced the blended tax rate for the Company from 39.50% to 26.50%.
Income tax benefits		$ 0	$ 0
Net federal operating loss carry forward expiration date		Dec. 31, 2039
Tax credits, percentage		50.00%